Exhibit (h)


                                                              CC Draft 3/31/04



                   The Gabelli Global Utility & Income Trust
                         (a Delaware statutory trust)


                   [ ] Common Shares of Beneficial Interest
                              ($0.001 Par Value)


                          FORM OF PURCHASE AGREEMENT


                                                               April [ ], 2004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Gabelli & Company, Inc.
[other managing underwriters]
c/o Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the "Fund"), and the Fund's investment adviser, Gabelli Funds, LLC, a New York limited liability company (the "Investment Adviser"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Gabelli & Company, Inc. [other managing underwriters] and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Gabelli & Company, Inc. [other managing underwriters] are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, $0.001 par value, of the Fund ("Common Shares") set forth in said Schedule A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to
purchase all or any part of [     ] additional Common Shares to cover
overallotments, if any. The aforesaid [     ] Common Shares (the "Initial
Securities") to be purchased by the Underwriters and all or any part of the
[   ] Common Shares subject to the option described in Section 2(b) hereof (the
"Option Securities") are hereinafter called, collectively, the "Securities."

         The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-113621 and No. 811-21529) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations or (ii) if the Fund has elected to rely upon Rule 434 ("Rule 434") of the Rules and Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 497. The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable,
(a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information and the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated [ ], 2004 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Fund and the Investment Adviser. The Fund and the Investment Adviser jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. Each preliminary prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus.

                  The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post effective amendment thereto shall become effective and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act. No order of suspension or revocation or registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Investment Adviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

                  The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Common Shares as contemplated by this Agreement.

                  (ii) Independent Accountants. The accountants, PricewaterhouseCoopers LLP, who have audited and certified or shall audit and certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (iii) Financial Statements. The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

                  (iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

                  (v) No Material Adverse Change. Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or any dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares, or material increase in the short term debt or long term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business ("Material Adverse Effect").

                  (vi) Good Standing of the Fund. The Fund is a statutory trust duly organized and validly existing in good standing under the laws of the State of Delaware, with full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and to enter into and perform its obligations under this Agreement, and is duly registered and qualified as a foreign statutory trust to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund.

                  (vii) No Subsidiaries. The Fund has no subsidiaries.

                  (viii) Investment Company Status. The Fund is duly registered under the 1940 Act as a closed-end non-diversified management investment company and the 1940 Act notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations, and no order of suspension or revocation of such registration has been issued or proceedings therefore initiated or threatened by the Commission. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act.

                  (ix) Officers and Trustees. To the best knowledge of each of the Fund and the Investment Adviser, no person is serving as an officer, trustee or investment adviser of the Fund except in accordance with the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations.

                  (x) Capitalization and Authorization of Securities. The authorized, issued and outstanding shares of beneficial interest of the Fund is as set forth in the Prospectus. All the issued and outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Common Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them). No holder of the Securities will be subject to personal liability by reason of being such a holder. The capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (xi) Compliance With Governing Documents and Law. The Fund is not in violation of its Agreement and Declaration of Trust or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, bond, debenture, note or any other evidence of indebtedness or in any contract required to be included as an exhibit to the Registration Statement (each, a "Material Fund Agreement"); and the execution, delivery and performance of this Agreement, the Investment Advisory Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement referred to in the Registration Statement (as used herein, the "Investment Advisory Agreement," the "Administration Agreement," the "Custodian Agreement" and the "Transfer Agency Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, such agreements (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the agreement and declaration of trust or by-laws of the Fund, each as amended from time to time, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

                  (xii) Absence of Proceedings. There are no inquiries, investigations or legal or governmental proceedings pending or threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (xiii) Possession of Intellectual Property. The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license ("Intellectual Property"), and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xiv) Absence of Further Requirements. Neither the issuance and sale of the Common Shares, the execution, delivery or performance of this Agreement or any of the Investment Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement (the "Fund Agreements") by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Agreement and Declaration of Trust, including the Statement of Preferences, or by-laws, or other organizational documents, of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (xv) Advertisements. All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Investment Adviser for use in connection with the offering and sale of the Common Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (xvi) Subchapter M. At all times since its inception, as required by Subchapter M of the Code, the Fund has complied with the requirements of Subchapter M and intends to qualify as a regulated investment company under the Code.

                  (xvii) Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Common Shares, will not distribute any offering material in connection with the offering and sale of the Common Shares other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (xviii) Accounting Controls. The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
         (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xix) Absence of Undisclosed Payments. To the Fund's knowledge, except as disclosed in the Prospectus, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (xx) Material Agreements. The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws. Each of the Fund Agreements and the Fund's and the Investment Adviser's obligations under this Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act the Advisers Act Rules and Regulations.

                  (xxi) Registration Rights. No holder of any security of the Fund has any right to require registration of any shares of capital stock or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

                  (xxii) NYSE Listing. The Securities have been duly authorized for listing, upon notice of issuance, on the New York Stock Exchange ("NYSE") and the Fund's registration statement on Form 8-A under the 1934 Act been filed.

                  (xxiii) Taxes. The Fund has filed all tax returns required to be filed, which returns are complete and correct, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (xxiv) Market Stabilization Activities. Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Common Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

         (b) Representations and Warranties by the Investment Adviser. The Investment Adviser represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

                  (i) Good Standing of the Investment Adviser. The Investment Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of New York, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser and its subsidiaries, taken as a whole, or on the ability of the Investment Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (ii) Investment Adviser Status. The Investment Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Investment Adviser with the Commission.

                  (iii) Description of the Investment Adviser. The description of the Investment Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) Capitalization. The Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

                  (v) Authorization. The execution and delivery of, and the performance by the Investment Adviser of its obligations under, this Agreement, the Investment Advisory Agreement, and the Additional Compensation Agreements have been duly and validly authorized by the Investment Adviser, and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Investment Adviser and each constitutes the valid and legally binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (vi) Absence of Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Investment Adviser, threatened against the Investment Adviser, or to which the Investment Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser and its subsidiaries, taken as a whole, or on the ability of the Investment Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (vii) Absence of Violation or Default. The Investment Adviser is not in violation of its articles of organization, by-laws or other organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Advisory Agreement.

                  (viii) Absence of Required Approvals and Conflicts. Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Investment Adviser, nor the consummation by the Investment Adviser of the transactions contemplated hereby or thereby (A) requires the Investment Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under the operating agreement or by-laws, or other organizational documents of the Investment Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Investment Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject. The Investment Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency except for (1) an Order of the Securities and Exchange Commission, dated August 17, 1988 and (2) an Order of the Federal Communications Commission, dated August 21, 1992.

                  (ix) Absence of Undisclosed Liabilities. Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Investment Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Investment Adviser and its subsidiaries, taken as a whole, and that is required to be disclosed in the Registration Statement or in the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or which, in each case, may reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (x) Permits and Licenses. The Investment Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Investment Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Investment Adviser under any such permit; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Investment Adviser.

                  (xi) Market Stabilization Activities. Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Investment Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Common Shares, and the Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Investment Adviser; it being understood that the Underwriters include certain affiliates of the Investment Adviser and that stabilization or other activity by you shall not be deemed to be violative of this representation.

                  (xii) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement to which it is a party.

                  (xiii) Key Personnel. Mario J. Gabelli is the validly appointed Chief Investment Officer of the Investment Adviser and the lead portfolio manager of the Fund; Mr. Gabelli has not given notice nor made known an intention to give notice of termination of his employment and the Investment Adviser knows of no reason why Mr. Gabelli should be unable to serve as portfolio manager to the Fund.

                  (xiv) Control of Electronic Information. In the event that the Fund or the Investment Adviser makes available any promotional materials intended for use only by qualified broker dealers and registered representatives thereof by means of a proprietary Internet web site administered by such party or similar electronic means, the Fund or the Investment Adviser will install and maintain pre-qualification and password protection or similar procedures which are reasonably designed to restrict access to such promotional materials by persons other than qualified broker dealers and representatives thereof.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ ] Common Shares in the aggregate at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by the Representatives to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be earlier than the third day after the date on which the option is being exercised nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Date of Delivery as specified in the notice from the Representatives to the Fund.

         Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants.

         The Fund and the Investment Adviser, jointly and severally, covenant with each Underwriter as follows:

                  (i) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing,
         (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make every reasonable effort to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

                  (ii) Filing of Amendments. The Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

                  (iii) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representatives, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (iv) Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (v) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (vii) Rule 158. The Fund will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                  (ix) Listing. The Fund will use its reasonable best efforts to cause the Securities to be duly authorized for listing by the NYSE, prior to the date the Securities are issued.

                  (x) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Securities to be sold hereunder or (2) Common Shares issued pursuant to any dividend reinvestment plan.

                  (xi) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

                  (xii) Subchapter M. The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

                  (xiii) No Manipulation of Market for Securities. The Fund will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and (b) until the Closing Date, or the Date of Delivery, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or
         (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund .

                  (xiv) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay the Underwriters $[ ] per common share as partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed [ ]% of the total price to the public of the common stock sold in this offering. The Fund's Investment Adviser has agreed to pay the Fund's offering and organizational costs (other than sales load) that exceed $[ ] per share of common stock.

         (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a) hereof, the Fund and the Investment Adviser, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations.

         The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Investment Adviser contained in Section 1 hereof or in certificates of any officer of the Fund or the Investment Adviser delivered pursuant to the provisions hereof, to the performance by the Fund and the Investment Adviser of their respective covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective or will have become effective by 5:30 p.m., New York City time on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or, to the knowledge of counsel to the Underwriters and counsel to the Fund, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or waived to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A or a certificate must have been filed in accordance with Rule 497(j)) or, if the Fund has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 497.

         (b) Opinion of Counsel for Fund and the Investment Adviser. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of counsel for the Fund and the Investment Adviser, and James McKee, counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in Exhibit B hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

         (d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Investment Adviser, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a) and (b) hereof, as applicable, are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Investment Adviser, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to Closing Time, (iv) with respect to the Investment Adviser only, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, whether or not arising in the ordinary course of business and (v) with respect to the Fund only, no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to
Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or are contemplated by the Commission.

         (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (i) They are independent certified public accountants with respect to the Fund within the meaning of the 1933 Act and 1940 Act, and the applicable rules and regulations thereunder adopted by the Commission;

                  (ii) In their opinion, the financial statements of the Fund audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1940 Act and the related rules and regulations adopted by the Commission;

                  (iii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                  (a) Reading the minutes of meetings of the Board of Directors of the Fund as set forth in the minute books through a specified date not more than three business days prior to the date of delivery of such letter;

                  (b) Making inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding changes in the capital stock, net assets or long-term liabilities of the Fund as compared with the amounts shown in the latest balance sheet included in the Registration Statement or for the period from the date of the latest income statement included in the Registration Statement to a specified date not more than three business days prior to the delivery of such letter.

                  (iv) The letter shall also state that the information set forth under the captions "Summary of Fund Expenses," "Use of Leverage" and "Description of Shares" which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to controls over financial reporting or which has been derived directly from such accounting records by analysis or computation, is in agreement with such records or computations made therefrom, and such other procedures as the Representatives may request and PricewaterhouseCoopers LLP are willing to perform and report upon.

         (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

         (h) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (i) Execution of Additional Compensation Agreement. At Closing Time, Merrill Lynch shall have received the Additional Compensation Agreement, dated as of the Closing Date, as executed by the Investment Adviser.

         (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificates. Certificates, dated such Date of Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Investment Adviser confirming that the information contained in the certificate delivered by each of them at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinions of Counsel for the Fund and the Investment Adviser. The favorable opinion of counsel for the Fund and the Investment Adviser, and James McKee, counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iii) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (iv) Bring-down Comfort Letter. A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Investment Adviser in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters. (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. The Fund and the Investment Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Fund or the Investment Adviser may otherwise have.

         (b) Procedure. If any action, suit or proceeding, including any investigation or proceeding by any governmental agency or body, shall be commenced or threatened, against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Investment Adviser, such Underwriter or such controlling person shall promptly notify the Fund or the Investment Adviser, and the Fund or the Investment Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses and the cost of any investigation. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the Fund or the Investment Adviser has agreed in writing to pay such fees and expenses, (ii) the Fund and the Investment Adviser have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Investment Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Investment Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Investment Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Investment Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Merrill Lynch, Pierce, Fenner & Smith Incorporated, and that all such fees and expenses shall be reimbursed as they are incurred. The Fund and the Investment Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Investment Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) Indemnification of Fund and Investment Adviser by Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Investment Adviser, their trustees, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Investment Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Investment Adviser, any of their trustees, their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund and the Investment Adviser by paragraph (b) above (except that if the Fund or the Investment Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund and the Investment Adviser, their trustees, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

         (d) Settlement and Consent.

                  (i) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending action, suit or proceeding with respect to which such indemnified party is a party unless either (A) such settlement does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnifying party or such indemnified party and does not settle such action suit or proceeding with respect to such indemnified party or (B) such settlement includes an unconditional release of the indemnified party and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

                  (ii) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding with respect to which an indemnified party could have been but is not a party and with respect to which indemnity could have been sought hereunder unless such settlement does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnifying party or such indemnified party.

         (e) Survival. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 or Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
Section 6 and Section 7 and the representations and warranties of the Fund and the Investment Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Investment Adviser, their trustees, their directors or officers, or any person controlling the Fund or the Investment Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Fund, the Investment Adviser, their trustees, their directors or officers, or any person controlling the Fund or the Investment Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 6 or Section 7.

         (f) Notwithstanding any other provisions in this Section 6 or Section 7, no party shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder.

         SECTION 7. Contribution.

         (a) If the indemnification provided for in Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) thereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Fund, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (a) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (a) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Shares set forth opposite their names in Schedule A hereto and not joint. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee and shareholder of the Fund and each director of the Investment Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Investment Adviser, within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Investment Adviser, respectively.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and covenants contained in this Agreement or in certificates of officers of the Fund or the Investment Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Investment Adviser, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         (b) Termination; General. The Representatives may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Investment Adviser, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (c) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters.

         If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representatives or the Fund shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. Tax Disclosure.

         Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Fund and the Investment Adviser (and each employee, representative or other agent of the Fund) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

         SECTION 12. Notices.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; and notices to the Fund or the Investment Adviser shall be directed, as appropriate, to the office of Gabelli Asset Management, One Corporate Center, Rye, New York 10580-1422, Attention: James E. McKee.

         SECTION 13. Parties.

         This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, the Investment Adviser and its respective partners and successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Investment Adviser and their respective successors and the controlling persons and officers, trustees and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Investment Adviser and their respective partners and successors, and said controlling persons and officers, trustees, shareholders and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and Investment Adviser in accordance with its terms.


                                     Very truly yours,


                                     The Gabelli Global Utility & Income Trust


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     Gabelli Funds, LLC


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED
GABELLI & COMPANY, INC.
[other managing underwriters]

By:   MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED


By:
   ---------------------------------------
     Authorized Signatory
For themselves and as Representatives of
the other Underwriters named in Schedule A
hereto.

                                  SCHEDULE A



                                                                 Number of
               Name of Underwriter                          Initial Securities
               -------------------                          ------------------

Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.....................................

Gabelli & Company, Inc...................................



        Total............................................

                                  SCHEDULE B

                   The Gabelli Global Utility & Income Trust
                     Common Shares of Beneficial Interest
                              ($0.001 Par Value)



         1. The initial public offering price per share for the Securities,
determined as provided in said Section 2, shall be $[      ].

         2. The purchase price per share for the Securities to be paid by the
several Underwriters shall be $[     ], being an amount equal to the initial
public offering price set forth above less $[   ] per share; provided that the
purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities.

                                                                     Exhibit A


                           FORM OF OPINION OF FUND'S
                      COUNSEL TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)



Ladies and Gentlemen:

         We have acted as counsel to The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the "Fund"), in connection with the issuance and sale by the Fund of [ ] common shares of beneficial interest, par value $.001 (the "Shares"), pursuant to the Purchase Agreement, dated as of April [ ], 2004 (the "Purchase Agreement"), between the Fund and Gabelli Funds, LLC (the "Adviser") and you.

         This opinion is being furnished pursuant to Sections 5(b) of the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         In connection with this opinion, we have examined [__] and [__] such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Fund and such agreements, certificates of public officials, certificates of officers or other representatives of the Fund and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of executed documents, we have assumed that the parties thereto had the corporate power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and, except to the extent set forth in numbered paragraph 6 below, the validity and binding effect thereof. In rendering the opinion set forth in numbered paragraph 4 below, we have also assumed that the execution and delivery by the Fund of the Purchase Agreement and the performance by the Fund of its obligations thereunder do not and will not violate or constitute a default under (i) any agreement or instrument to which the Fund is subject other than Material Agreements, (ii) any law, rule, or regulation to which the Fund is subject (except that we do not make the assumption set forth in this clause (ii) with respect to Applicable Laws (as defined below)), (iii) any judicial or regulatory decree of any Governmental Authority other than as identified on a certificate or of which we have actual knowledge or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any Governmental Authority other than as identified on an Officer's Certificate or of which we have actual knowledge. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon oral or written statements and representations of officers and other representatives of the Fund and others.

         With respect to any agreement or instrument examined by us which by its terms purports to be governed by the laws of any jurisdiction other than the Federal laws of the United States, the Delaware Statutory Trust Act or the laws of the State of New York, our opinions are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the interpretation, validity, binding nature or enforceability of any agreement or instrument which by its terms purports to be governed by the laws of any jurisdiction other than the United States, the State of Delaware or the State of New York.

         As used herein, (i) the term "Applicable Laws" means the New York Business Corporation Law, the Delaware Statutory Trust Act and those laws, rules and regulations of the State of Delaware, the State of New York and the United States of America that, in our experience, are normally applicable to entities such as the Fund or transactions of the type contemplated by the Purchase Agreement, but without our having made any special investigation concerning any other laws, rules or regulations; provided that the term "Applicable Laws" does not include (a) the rules and regulations of the National Association of Securities Dealers, Inc., (b) any federal or state securities or blue sky laws, (c) any antifraud laws or (d) any law, rule or regulation that may have become applicable to the Fund as a result of the Underwriters' involvement with the transactions contemplated by the Purchase Agreement or because of any facts specifically pertaining to the Underwriters;
(ii) the term "Material Agreement" means any bond, debenture, note or other evidence of indebtedness or any contract or agreement included as an exhibit to the Registration Statement; (iii) the term "Governmental Authority" means any Delaware, New York or federal executive, legislative, judicial, administrative or regulatory body under Applicable Laws and the New York Stock Exchange; and (iv) the term "Governmental Approval" means any consent, approval, license, authorization, order or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

         The opinions set forth herein as to our knowledge are based on our discussions with the officers of the Fund responsible for the matters discussed therein and our review of documents furnished to us by the Fund, and we have not made any search of the public docket records of any court, governmental agency or body or administrative agency.

         Members of our firm are admitted to the Bar in the State of New York and the State of Delaware, and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent referred to specifically herein.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with full trust power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them in effect as of the date hereof). The opinion set forth in this paragraph 1 with respect to the Fund's formation, existence and standing is based solely upon our review of a certificate of the Secretary of State of Delaware and a telephonic confirmation from the Secretary of State of the State of Delaware.

         2. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Shares will not be subject to preemptive or other similar rights entitling any person to purchase or acquire any of the Shares upon the issuance thereof by the Fund which arise by operation of the laws of the State of Delaware or under the Agreement and Declaration of Trust or the By-Laws.

         3. The authorized and capital shares of the Fund is as set forth under the caption "Description of the Shares" in the Prospectus and the Shares conform in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of the Shares." The information in the Registration Statement under Item 29 (Indemnification), to the extent it constitutes a summary of the Fund's Declaration or By-Laws, has been reviewed by us and is correct in all material respects.

         4. The Fund has the requisite trust power and authority to enter into and execute and deliver the Purchase Agreement and to issue, sell and deliver the Shares to the Underwriters as provided for therein.

         5. Each Fund Agreement and the Purchase Agreement has been duly executed and delivered by the Fund and is a valid, legal and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except to the extent that (i) enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) enforcement of rights to indemnity and contribution under the Fund Agreements and the Purchase Agreement may be limited by Federal or state securities laws or principles of public policy.

         6. Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of the Purchase Agreement and the Fund Agreements by the Fund, compliance by the Fund with the provisions of such Fund Agreements or the Purchase Agreement nor consummation by the Fund of the transactions contemplated by the Purchase Agreement and the Fund Agreements conflicts or will conflict with or constitutes or will constitute a breach of, or default under the Agreement and Declaration of Trust, the By-Laws or any Material Agreement, or give any person party to any Material Agreement (or any person acting on such person's behalf) the right to require the repurchase, redemption or repayment by the Fund of all or a portion of the indebtedness represented by any Material Agreement, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund under any Material Agreement, nor will any such action result in any violation of (i) any Applicable Law or (ii) any judgment, order or decree identified in an Officer's Certificate (a) of a Governmental Authority or (b) pursuant to the 1933 Act, the 1934 Act and the Investment Company Act.

         7. The Fund has full trust power and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies required under Applicable Law (except where the failure to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the
Fund), to own its properties and to conduct business as described in the Prospectus.

         8. No consent, approval, authorization or other order of, or registration or filing with, any securities commission, court, regulatory body, administrative agency or other governmental body, agency, or official of the State of Delaware is required on the part of the Fund for the valid issuance and sale of the Shares to the Underwriters as contemplated by the Purchase Agreement, the execution and delivery by the Fund of the Purchase Agreement and the performance by the Fund of its obligations thereunder or the consummation of the transactions contemplated thereby by the Fund, except those as may be required under the securities or blue sky laws of the State of Delaware (as to which we express no opinion); it being understood that we do not express any opinion as to any such consent, approval, authorization or other order of, or registration or filing, which may be required as a result of the involvement of any other parties to the Purchase Agreement.

         9. No (i) Governmental Approval or (ii) consent, approval, license, authorization, order or validation of, or filing, recording or registration with, any Governmental Authority pursuant to the 1933 Act, the 1934 Act and the Investment Company Act ("Other Approvals") is required for the valid issuance and sale of the Shares to the Underwriters or the execution, delivery and performance by the Fund of the Purchase Agreement and the Fund Agreements or consummation of the transactions contemplated thereby except such Governmental Approvals and Other Approvals as have been obtained.

         10. The 1940 Act Notification, the Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A information, as applicable, the Prospectus, the Fund's Registration Statement on Form 8-A under the 1934 Act and any supplement or amendment thereto in effect as of the date hereof (except for the financial statements and the notes thereto and the schedules and other financial data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act, the Investment Company Act and the 1934 Act and the rules and regulations under the 1933 Act, the Investment Company Act and the 1934 Act.

         11. To our actual knowledge, after reasonable inquiry, other than as described or contemplated in the Registration Statement or Prospectus (or any supplement thereto), there are (i) no legal or governmental proceedings in the State of Delaware, the State of New York or, to our actual knowledge, any other state, pending or threatened against the Fund, or to which the Fund or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them in effect as of the date hereof) that are not described as required and (ii) no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them in effect as of the date hereof) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be.

         12. Each of the Fund Agreements and the Fund's and the Adviser's obligations under each of the Purchase Agreement and the Fund Agreements comply as to form in all material respects with all applicable provisions of the 1933 Act, the Investment Company Act, the Investment Advisers Act of 1940 and the rules and regulations under each of the 1933 Act, the Investment Company Act and the Investment Advisers Act of 1940.

         13. The Fund is duly registered with the Commission under the Investment Company Act as a closed-end, non-diversified management investment company; and the provisions of the Fund's Agreement and Declaration of Trust and the By-Laws, as supplemented, amended and restated, the investment policies and restrictions described in the Registration Statement and the Prospectus under the captions "The Fund," "Investment Objective and Policies," "Risk Factors and Special Considerations," and "Investment Restrictions" (in the statement of additional information) comply in all material respects with the requirements of the Investment Company Act, and all action has been taken by the Fund as is required of the Fund by the 1933 Act and the Investment Company Act and the rules and regulations under the 1933 Act and the Investment Company Act in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares as contemplated by the Purchase Agreement.

         14. To our actual knowledge after reasonable inquiry, except as described in the Prospectus, there is no holder of any security of the Fund or any other person who has the right, contractual or otherwise pursuant to any Material Agreement, to cause the Fund to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any securities of the Fund included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the 1933 Act of any securities of the Fund.

         15. The forms of certificates for the Shares do not conflict with any requirements of Delaware Statutory Trust law.

         We have been orally advised that the Registration Statement was
declared effective at 5 p.m. on [       ], 2004 and, to our best knowledge
after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the Investment Company Act has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 497 has been made in accordance with Rule 497.

         With respect to the opinions set forth in numbered paragraph 2 above, we point out that our opinion as to preemptive rights or other rights to subscribe to or purchase securities is only as to the rights that would be created as a matter of Delaware law or under the Agreement and Declaration of Trust or the By-Laws. We do not express any opinion as to preemptive or other similar rights of shareholders of the Fund that may exist under the terms of any contractual arrangement to which the Fund may be a party.

         This opinion is furnished to you solely for your benefit, the benefit of the other Underwriters and, solely with respect to matters relating to the Delaware Statutory Trust Act, Clifford Chance US LLP, counsel to the Underwriters, in connection with the closing under the Purchase Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior express written permission, except to the extent that such use, circulation, quotation, or reference is necessary so that the issuance of the Shares is not treated as a "confidential transaction" within the meaning of Treasury Regulations section 1.6011-4(b)(3).

                                       Very truly yours,

                         FORM OF OPINION OF ADVISER'S
                      COUNSEL TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)



Ladies and Gentlemen:

         We have acted as special counsel to Gabelli Funds, LLC, a New York limited liability company (the "Adviser"), in connection with the issuance and sale by The Gabelli Global Utility & Income Trust (the "Fund"), a Delaware
statutory trust, of [   ] common shares of beneficial interest, par value $.001
per share (the "Shares"), pursuant to the Purchase Agreement, dated as of April [ ], 2004 (the "Purchase Agreement"), between the Fund, the Adviser and you.

         This opinion is being furnished pursuant to Section 5(b) of the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         In connection with this opinion, we have examined [__] and [__] such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Fund and such agreements, certificates of public officials, certificates of officers or other representatives of the Fund and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of executed documents, we have assumed that the parties thereto other than the Adviser had the corporate power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties other than the Adviser of such documents and, except to the extent set forth in numbered paragraph 3 below, the validity and binding effect thereof. In rendering the opinion set forth in numbered paragraph 3 below, we have also assumed that the execution and delivery by the Adviser of the Purchase Agreement and the performance by the Adviser of its obligations thereunder do not and will not violate or constitute default under (i) any agreement or instrument to which the Adviser is subject other than Material Agreements (as defined below); (ii) any law, rule, or regulation to which the Adviser is subject (except that we do not make the assumption set forth in this clause
(ii) with respect to Applicable Laws (as defined below)); (iii) any judicial or regulatory decree of any Governmental Authority (as defined below) other than as identified on an Officer's Certificate or of which we have actual knowledge; or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any Governmental Authority other than as identified on an Officer's Certificate or of which we have actual knowledge. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon oral or written statements and representations of officers and other representatives of the Fund and others.

         With respect to any agreement or instrument examined by us which by its terms purports to be governed by the laws of any jurisdiction other than the Federal laws of the United States or the laws of the State of New York, our opinions are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the interpretation, validity, binding nature or enforceability of any agreement or instrument which by its terms purports to be governed by the laws of any jurisdiction other than the United States or the State of New York.

         As used herein, (i) the term "Applicable Laws" means the New York Business Corporation Law and those laws, rules and regulations of the State of New York and the United States of America that, in our experience, are normally applicable to entities such as the Adviser or transactions of the type contemplated by the Purchase Agreement, but without our having made any special investigation concerning any other laws, rules or regulations; provided that the term "Applicable Laws" does not include (a) the rules and regulations of the National Association of Securities Dealers, Inc., (b) any federal or state securities or blue sky laws, (c) any antifraud laws or (d) any law, rule or regulation that may have become applicable to the Adviser as a result of the Underwriters' involvement with the transactions contemplated by the Purchase Agreement or because of any facts specifically pertaining to the Underwriters; (ii) the term "Material Agreement" means any contract or agreement identified in an Officer's Certificate as material or as one which could have an effect on the type of transactions contemplated by the Purchase Agreement; (iii) the term "Governmental Authority" means any New York or federal executive, legislative, judicial, administrative or regulatory body under Applicable Laws and the New York Stock Exchange; and (iv) the term "Governmental Approval" means any consent, approval, license, authorization, order or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

         The opinions set forth herein as to our knowledge are based on our discussions with the officers of the Adviser responsible for the matters discussed therein and our review of documents furnished to us by the Adviser, and we have not made any search of the public docket records of any court, governmental agency or body or administrative agency.

         Members of our firm are admitted to the Bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent referred to specifically herein.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of New York with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them in effect as of the date hereof). The opinion set forth in this paragraph 1 with respect to the Adviser subsisting and in good standing as a corporation under the laws of the State of New York is based solely upon our review of a certificate of the Secretary of State of the State of New York and a telephonic confirmation from the Secretary of State of the State of New York.

         2. The Adviser is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act, the Investment Company Act or the rules and regulations under each of the Advisers Act and the Investment Company Act from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto in effect as of the date hereof).

         3. The Adviser has limited liability company power and authority to enter into the Purchase Agreement and the Investment Advisory Agreement, and the Purchase Agreement and the Investment Advisory Agreement have been duly authorized, executed and delivered by the Adviser and each is a valid, legal and binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except to the extent that (i) enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) enforcement of rights to indemnity and contribution under the Fund Agreements and the Purchase Agreement may be limited by Federal or state securities laws or principles of public policy.

         4. Neither the execution, delivery or performance of the Purchase Agreement or the Investment Advisory Agreement by the Adviser, compliance by the Adviser with the provisions of the Purchase Agreement or the Investment Advisory Agreement nor consummation by the Adviser of the transactions contemplated by the Purchase Agreement and the Investment Advisory Agreement conflicts or will conflict with, or constitutes or will constitute a breach or default under the Certificate of Formation or Operating Agreement, or other organizational documents, of the Adviser or any Material Agreement to which the Adviser is a party, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser under any Material Agreement, nor will any such action result in any violation of any Applicable Law.

         5. No (i) Governmental Approval or (ii) consent, approval, license, authorization, order or validation of, or filing, recording or registration with, any Governmental Authority pursuant to the 1933 Act, the Securities Exchange Act of 1934, the Investment Company Act and the Advisers Act ("Other Approvals") is required on the part of the Adviser for the execution, delivery and performance by it of the Purchase Agreement and the Investment Advisory Agreement to which it is a party or the consummation by it of the transactions contemplated by such agreements except such Governmental Approvals and Other Approvals as have been obtained.

         6. To our actual knowledge after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them in effect as of the date hereof) but are not described as required or which could be reasonably expected to adversely affect the ability of the Adviser to perform its obligations under the Purchase Agreement or the Investment Advisory Agreement.

         7. The obligations of the Adviser under the Purchase Agreement and the Investment Advisory Agreement comply in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under each of the Investment Company Act and the Advisers Act.

         8. The Adviser has full limited liability company power and authority and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies required under Applicable Law (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Adviser and its subsidiaries), to own its properties and to conduct business including specifically its business of acting as investment adviser to registered investment companies and as otherwise described in the Prospectus, and to perform its obligations under the Investment Advisory Agreement.

         We have been advised by the Adviser that the Adviser is not registered or qualified to conduct its business as a foreign corporation in any jurisdiction and that it believes there is no such jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification and where the failure to register or qualify would have a material adverse effect on the operations of the Adviser or on the ability of the Adviser to perform its obligations under the Purchase Agreement or the Investment Advisory Agreement.

         This opinion is furnished to you solely for your benefit and the benefit of the other Underwriters in connection with the closing under the Purchase Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior express written permission, except to the extent that such use, circulation, quotation, or reference is necessary so that the issuance of the Shares is not treated as a "confidential transaction" within the meaning of Treasury Regulations section 1.6011-4(b)(3).

                                     Very truly yours,

                        FORM OF OPINION OF JAMES MCKEE
                          TO BE DELIVERED PURSUANT TO
                     SECTION 5(b) WITH RESPECT TO THE FUND



Ladies and Gentlemen:

         I have acted as counsel to The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the "Fund"), in connection with the issuance and sale by the Fund of [ ] (the "Shares"), pursuant to the Purchase Agreement, dated as of April [ ], 2004 (the "Underwriting Agreement"), between the Fund and Gabelli Funds, LLC (the "Adviser") and you.

         This opinion is being furnished pursuant to Section 5(b) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

         In connection with this opinion, I have examined [__] (such Agreement and Declaration of Trust, the "Governing Documents") and By-Laws of the Fund, each as amended through the date hereof, [__] (the "Fund Agreements") and [__] such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth herein. I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Fund and such agreements, certificates of public officials, certificates of officers or other representatives of the Fund and others, and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinion set forth herein.

         In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of executed documents, I have assumed that the parties thereto had the corporate power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the validity and binding effect thereof. I have also assumed that the execution and delivery by the Fund of the Underwriting Agreement and the performance by the Fund of its obligations thereunder do not and will not violate or constitute a default under any law, rule, or regulation to which the Fund is subject (except that I do not make the assumption set forth in this clause with respect to Applicable Laws (as defined below)). As to any facts material to the opinions expressed herein that I did not independently establish or verify. I have relied upon oral or written statements and representations of officers and other representatives of the Fund and others.

         With respect to any agreement or instrument examined by me which by its terms purports to be governed by the laws of any jurisdiction other than the Federal laws of the United States or the laws of the State of New York, my opinions are based solely upon my understanding of the plain language of such agreement or instrument, and I do not express any opinion with respect to the interpretation, validity, binding nature or enforceability of any agreement or instrument which by its terms purports to be governed by the laws of any jurisdiction other than the United States or the State of New York.

         As used herein, (a) the term "Applicable Laws" means the New York Business Corporation Law and those laws, rules and regulations of the State of New York and the United States of America that, in my experience, are normally applicable to entities such as the Fund and transactions of the type contemplated by the Underwriting Agreement, but without my having made any special investigation concerning any other laws, rules or regulations; provided that the term "Applicable Laws" does not include (1) the rules and regulations of the National Association of Securities Dealers, Inc., (2) any federal or state securities or blue sky laws other than the 1933 Act, the 1934 Act, the Investment Company Act and the applicable rules and regulations thereunder to the extent not excluded by item 3 below, (3) any antifraud laws under the 1933 Act or the 1934 Act as they are applicable to the Prospectus and the Registration Statement or (4) any law, rule or regulation that may have become applicable to the Fund as a result of the Underwriters' involvement with the transactions contemplated by the Underwriting Agreement or because of any facts specifically pertaining to the Underwriters; and (b) the term "Material Agreement" means any contract included or required to be included as an exhibit to the Registration Statement; and (c) the term "Governmental Authority" means any New York or federal executive, legislative, judicial, administrative or regulatory body under Applicable Laws and the New York Stock Exchange.

         The opinions set forth herein as to my knowledge are based on my own knowledge and my discussions with the officers of the Fund and the Adviser responsible for the matters discussed therein and my review of documents of the Fund and the Adviser, and I have not made any search of the public docket records of any court, governmental agency or body or administrative agency.

         I am admitted to the Bar in the State of New York, and I do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent referred to specifically herein.

         Based upon the subject to the foregoing, I am of the opinion that:

         1. The Fund is not in violation of its Governing Documents, or By-Laws and to my actual knowledge after reasonable inquiry, is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus.

         2. The Fund is not in violation of any Material Agreement.

         3. To my actual knowledge after reasonable inquiry, the Fund is not in violation of any Applicable Law or any order, judgment or decree of any Governmental Authority.

         This opinion is furnished to you solely for your benefit and the benefit of the other Underwriters in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without my prior express written permission, except to the extent that such use, circulation, quotation, or reference is necessary so that the issuance of the Shares is not treated as a "confidential transaction" within the meaning of Treasury Regulations section 1.6011-4(b)(3).


                                              Very truly yours,



                                              James E. McKee

            FORM OF RULE 10B-5 NEGATIVE ASSURANCE LETTER OF FUND'S
                      COUNSEL TO BE DELIVERED PURSUANT TO
                 SECTION 5(b) WITH RESPECT TO THE FUND OPINION


Ladies and Gentlemen:

         We have acted as counsel to The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the "Fund"), in connection with the issuance and sale by the Fund [ ] (the "Shares"), pursuant to the Purchase Agreement, dated as of April [ ], 2004 (the "Purchase Agreement"), between the Fund and Gabelli Funds, LLC (the "Adviser") and you.

         This letter is being furnished pursuant to Section 5(b) of the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in our opinion to you dated the date hereof as counsel to the Fund with respect to the [__] (the "Opinion").

         In connection with this letter, we have examined [__] and [__] such other documents as we have deemed necessary or appropriate. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Fund and such agreements, certificates of public officials, certificates of officers or other representatives of the Fund and others, and such other documents, certificates and records as we have deemed necessary or appropriate.

         In addition, we have participated in conferences with officers and employees of the Fund, representatives of the independent accountants for the Fund, and you and your counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the limited extent otherwise covered by paragraphs 3, 11 and 13 of our Opinion, and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, or any amendment or supplement thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any amendment or supplement thereto, as of its issue date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no belief with respect to the financial statements, schedules and other financial information included therein or excluded therefrom or the exhibits to the Registration Statement.

         This letter is furnished to you solely for your benefit, the benefit of the other Underwriters in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior express written permission, except to the extent that such use, circulation, quotation, or reference is necessary so that the issuance of the Shares is not treated as a "confidential transaction" within the meaning of Treasury Regulations section 1.6011-4(b)(3).

                                               Very truly yours,

           FORM OF RULE 10B-5 NEGATIVE ASSURANCE LETTER OF ADVISER'S
                      COUNSEL TO BE DELIVERED PURSUANT TO
               SECTION 5(b) WITH RESPECT TO THE ADVISER OPINION


Ladies and Gentlemen:

         We have acted as special counsel to Gabelli Funds, LLC, a New York limited liability company (the "Adviser"), in connection with the issuance and sale by The Gabelli Global Utility & Income Trust (the "Fund"), a Delaware statutory trust, of [ ] common shares of beneficial interest, par value $.001 per share (the "Shares"), pursuant to the Purchase Agreement, dated as of April [ ], 2004 (the "Purchase Agreement"), between the Fund, the Adviser and you.

         This letter is being furnished pursuant to Section 5(b) of the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in our opinion to you dated the date hereof as special counsel to the Adviser with respect to the Shares (the "Opinion").

         In connection with this letter, we have reviewed [__] and [__] such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Fund and such agreements, certificates of public officials, certificates of officers or other representatives of the Fund and others, and such other documents, certificates and records as we have deemed necessary or appropriate.

         In addition, we have participated in conferences with officers and employees of the Adviser, with representatives of the independent accountants for the Adviser and with you and your counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement or any amendment or supplement thereto in effect as of the date hereof, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto in effect as of the date hereof, as of its issue date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no belief with respect to the financial statements, schedules and other financial information included therein or excluded therefrom or the exhibits to the Registration Statement.

         This letter is furnished to you solely for your benefit and the benefit of the other Underwriters in connection with the closing under the Purchase Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior express written permission, except to the extent that such use, circulation, quotation, or reference is necessary so that the issuance of the Shares is not treated as a "confidential transaction" within the meaning of Treasury Regulations section 1.6011-4(b)(3).

                                    Very truly yours,

             FORM OF OPINION WITH RESPECT TO TAX MATTERS OF FUND'S
                      COUNSEL TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

         We have acted as counsel to The Gabelli Global Utility & Income
Trust, a statutory trust (the "Fund") created under the Delaware Statutory
Trust Act (the "Delaware Statutory Trust Act"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated April [ ], 2004 (the "Purchase Agreement"), by and among the Fund, Gabelli Funds, LLC
(the "Advisor"), and you, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the "Underwriters"), relating to the issuance and sale by the Fund of [ ] shares (the "Shares") of the Fund's common shares of beneficial interest, par value $0.001 per share (the "Common Shares"). This opinion is being delivered pursuant to Section 5(b) of the Purchase Agreement.

         In rendering the opinion set forth herein, we have examined and relied on originals or copies of the final Prospectus and Statement of Additional Information of the Fund, as filed with the Commission on [ ], 2004 pursuant to Rule 497(h) of the 1933 Act Rules and Regulations (collectively, the "Prospectus") and such other documents as we have deemed necessary or appropriate as a basis for the opinion set forth below.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinion expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Fund, the Advisor, the Sub-Advisor and others and of public officials. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Purchase Agreement.

         In rendering our opinion we have considered the current provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, judicial authorities, interpretive rulings of the Internal Revenue Service (the "Service"), and such other authorities as we have considered relevant, all of which are subject to change or differing interpretations, possibly on a retroactive basis. Moreover, there can be no assurance that the opinion expressed herein will be accepted by the Service or other relevant tax authorities or, if challenged, by a court of law. A change in the authorities or in the accuracy or completeness of any of the information, documents, certificates, records, statements, representations, covenants, or assumptions on which our opinion is based could affect our conclusions. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any changes (including changes that have retroactive effect) in applicable law or any information, document, certificate, record, statement, representation, covenant or assumption relied upon herein that becomes incorrect or untrue.

         Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, although the discussion in the Prospectus under the heading "Taxation" and in the Statement of Additional Information under the heading "Taxation" does not purport to discuss all possible United States federal income tax consequences relating to the taxation of the Fund and the purchase, ownership and disposition of the Common Shares, such discussion constitutes, in all material respects, a fair summary of law and is based on our understanding of the Fund's proposed operations as disclosed in the Prospectus.

         Except as set forth above, we express no other opinion. This opinion is being furnished only to you in connection with the closing under the Purchase Agreement occurring today and is solely for your benefit and is not to be relied upon by any other person for any other purpose without our prior written consent.

         We advise you that the Firm has rendered legal advice to the Advisor, other investment funds advised by the Advisor and certain other of their respective affiliates in connection with various matters.



                                            Very truly yours,

                                                                     Exhibit B

                  FORM OF OPINION OF COUNSEL FOR UNDERWRITERS
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(c)

         We have acted as your counsel in connection with the purchase by you of [ ] shares of common stock, $.001 par value (the "Shares"), of The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the "Fund"), pursuant to a Purchase Agreement, dated April [ ], 2004, by and among the Fund, the Advisor and the Underwriters (the "Purchase Agreement"). This opinion is given pursuant to Section 5(c) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used in this letter have the meanings given to them in the Purchase Agreement.

         In rendering the opinions expressed below, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Purchase Agreement, the Fund's Registration Statement (File Nos. 333-113621 and 811-21529) on Form N-2, as filed with the Commission on March 15, 2004, as amended by Pre-Effective Amendment No. 1, as filed with the Commission on [ ], 2004, (the "Registration Statement"), the Fund's Registration Statement (File Nos. 333-[ ] and 811-21529) on Form N-2, as filed with the Commission on [ ], 2004 pursuant to Rule 462(d) under the Securities Act of 1933, as amended (the "Securities Act") (the "Rule 462(d) Registration Statement), the final Prospectus and Statement of Additional Information of the Fund, as filed with the Commission on [ ], 2004 pursuant to Rule 497(h) under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, the notification of registration of the Fund on Form N-8A, as filed with the Commission on [ ], 2004 under the Investment Company Act of 1940, as amended (the "1940 Act"), the registration statement of the Fund on Form 8-A, as filed with the Commission on [ ], 2004, and certain resolutions of the Board of Trustees of the Fund, certified by an officer of the Fund on the date hereof as being complete, accurate and in effect, relating to the authorization of the Purchase Agreement and other related matters. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate, trust, and partnership records, certificates and letters of public officials and other instruments as we have deemed necessary or appropriate for the purposes of rendering the opinions set forth below. In examining all such documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us, and the conformity with the respective originals of all documents submitted to us as certified, telecopied, photostatic or reproduced copies.

         We have relied, as to all matters of fact, upon certificates and written statements (including the representations made in the Purchase Agreement) of officers, trustees and employees of, and accountants for, the Fund and the due performance by the parties of their respective obligations set forth in the Purchase Agreement.

         When an opinion set forth below refers "to our knowledge," and similar expressions as used herein, it is limited to the actual knowledge of the attorneys of this firm involved in the representation of you in connection with the transactions contemplated by the Purchase Agreement and, except as set forth herein, without any special or independent investigation undertaken for purposes of this opinion.

         Based on, and subject to, the foregoing, the qualifications and assumptions set forth herein and such examination of law as we have deemed necessary, we are of the opinion that:

         (i) The Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with full trust power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

         (ii) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor, will be validly issued, fully paid and, subject to the second to last paragraph of this opinion letter, nonassessable;

         (iii) Except as contemplated by the Purchase Agreement, no person is entitled to any preemptive or other similar rights with respect to the Shares;

         (iv) The Purchase Agreement and each of the Investment Advisory Agreement, dated as of [ ], 2004, between the Fund and the Advisor (the "Investment Advisory Agreement"), the Transfer Agency Services Agreement, dated as of [ ], 2004, among the Fund and Equiserve Trust Company N.A. (the "Transfer Agency Agreement"), and the Custodian Agreement, dated as of [ ], 2004 between the Fund and State Street Bank and Trust (the "Custodian Agreement" and, together with the Investment Advisory Agreement and the Transfer Agency Agreement, the "Fund Agreements") have been duly executed and delivered by the Fund. Assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitute the legal, valid and binding obligation of the Fund enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation paid under such agreements), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law);

         (v) The Registration Statement, including the Rule 462(d) Registration Statement, has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and, to the best of our knowledge, no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission;

         (vi) The Registration Statement, including the Rule 462(d) Registration Statement, the Rule 430A Information, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the Securities Act, the 1940 Act and the Rules and Regulations;

         (vii) The form of the certificate used to evidence the Shares do not comply with any requirements of the Delaware Statutory Trust law; and

         (viii) The Shares conform in all material respects as to legal matters to the description of them under the section entitled "Description of Shares" in the Prospectus.

         In addition, we have participated in the preparation of the Registration Statement and the Prospectus and participated in discussions with certain officers, trustees and employees of the Fund, representatives of PricewaterhouseCoopers LLP, the independent accountants who examined the financial statements of the Fund included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus, except to the extent necessary to enable us to give the opinion with respect to the Fund in paragraph (viii) above, on the basis of such participation and review, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we do not express any belief), at the time the Prospectus was issued, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         To the extent that any opinions stated herein relate to the laws of Delaware, with your permission, we have relied upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated the date hereof, a copy of which has been delivered to you. Our opinion, to the extent based upon such reliance, is limited by the qualifications, assumptions and conditions set forth in such opinion in addition to those set forth herein.

         This opinion is based upon the law as in effect and the facts known to us on the date hereof. We have not undertaken to advise you of any subsequent changes in the law or of any facts that hereafter may come to our attention.

         This letter is given solely for your benefit and may not be relied upon by any other person for any purpose without our prior written consent in each instance.



Very truly yours,